PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND

MULTI-MANAGER GLOBAL REAL ESTATE FUND

SUPPLEMENT DATED AUGUST 26, 2020 TO

PROSPECTUS AND SAI DATED JULY 31, 2020

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the appointment of Polen Capital Management, LLC (“Polen”) to sub-advise a portion of the Active M International Equity Fund. Polen will begin serving as a sub-adviser of the Active M International Equity Fund effective on or about September 8, 2020.

The Board has approved the termination of Brookfield Public Securities Group LLC (“BPSG”) as a sub-adviser to the Multi-Manager Global Real Estate Fund, effective on August 26, 2020, and the appointment of Janus Capital Management, LLC, to sub-advise a portion of the Multi-Manager Global Real Estate Fund, effective on or about September 8, 2020. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Multi-Manager Global Real Estate Fund’s investment adviser, will manage the portion of the Multi-Manager Global Real Estate Fund previously managed by BPSG. All references in the Prospectus and SAI to BPSG are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Active M International Equity Fund – Management” on page 11 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M International Equity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Causeway Capital Management LLC, Polen Capital Management, LLC (effective on or about September 8, 2020), Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Real Estate Fund – Management” on page 29 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Real Estate Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Janus Capital Management, LLC (effective on or about September 8, 2020) and Massachusetts Financial Services Company each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – Active M International Equity Fund” beginning on page 39 of the Prospectus:

POLEN CAPITAL MANAGEMENT, LLC (“POLEN”). Polen will begin to manage a portion of the Fund effective on or about September 8, 2020. Polen was founded in 1979 by David Polen and is located at 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431. As of June 30, 2020, Polen had assets under management of approximately $44.97 billion. Polen is an independent registered investment adviser, providing investment advisory services focused on U.S. and International growth-oriented equity strategies. Polen’s investment process focuses on identifying and investing in a concentrated portfolio of high-quality large cap growth companies with durable earnings profiles driven by sustainable competitive advantages, superior financial strength, proven management teams and powerful products/services that can deliver sustainable, above-average earnings growth. Polen believes that maintaining a concentrated portfolio allows for greater long-term return potential that can have a more substantial impact on a portfolio.

4.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager Global Real Estate Fund” on page 41 of the Prospectus:

JANUS CAPITAL MANAGEMENT, LLC (“JANUS”). Janus will begin to manage a portion of the Fund effective on or about September 8, 2020. Janus is a wholly-owned subsidiary of Janus Henderson Group plc. Janus is located at 151 Detroit Street, Denver, Colorado 80206. As of June 30, 2020, Janus had assets under management of approximately $336.69 billion. Janus provides investment advisory services for domestic and international equity, fixed income, asset allocation and alternative investment strategies. Janus seeks to deliver total return through a combination of capital appreciation and current income by investing in global real estate securities.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

Janus employs an investment process based on thorough research which, combined with the team’s proprietary investment valuation framework, allows them to identify companies they believe will outperform over the long term. Janus takes an active approach to building an all capitalization, concentrated portfolio of 50 to 60 real estate securities that is diversified across property types.

5.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Active M International Equity Fund” on page 82 of the SAI is deleted and replaced with the following:

Sub-Advisers
Active M International Equity Fund

Causeway Capital Management LLC (“Causeway”)

Polen Capital Management, LLC (“Polen”)

(effective on or about September 8, 2020)

Victory Capital Management Inc. (“Victory Capital”)

WCM Investment Management, LLC (“WCM”)

Wellington Management Company LLP (“Wellington”)

6.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Real Estate Fund” on page 82 of the SAI is deleted and replaced with the following:

Sub-Advisers
Multi-Manager Global Real Estate Fund	Janus Capital Management, LLC (“Janus”) (effective on or about September 8, 2020) Massachusetts Financial Services Company (“MFS”)

7.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 83 of the SAI:

Janus

Janus is a Delaware limited liability company and an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”), doing business as Janus Henderson Investors. No individual or person owns/controls more than 25% of JHG.

Polen

Polen is a Delaware limited liability company. Polen is 71% employee-owned, with 9% owned by Polen Family Holdings, Inc. and 20% owned by iM Square Holding 1, LLC.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT SAI&PRO (8/20)